SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  AMENDMENT #2

                                       TO

                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 29, 1999


                           One World Online.com, Inc.
                       (Formerly Medizone Canada Limited)

                                     Nevada
                 (State or other jurisdiction of incorporation)


        33-16757                                             87-0431771
 (Commission file number)                    (IRS employer identification no.)


     4778 North 300 West, Suite 200
             Provo, UT                                           84604
(Address of principal executive offices)                      (Zip Code)


                                 (801) 852-3540
               (Registrants telephone number, including area code)


                             Medizone Canada Limited
                           55 West 200 North, Suite 2
                                 Provo, UT 84601
                     (Former name and address of registrant)

Item 1.  Change in Control of Registrant.

         The Registrant was originally organized under the laws of the State of Utah on July 27, 1984, but changed its corporate domicile on August 4, 1998 to the State of Nevada. The Registrant changed its name on June 29, 1999, to One World Online.com, Inc. in connection with the acquisition of One World Online Incorporated ("OWO") and I Ventures, Inc. ("IVI") (the "Acquisition").

         The Company had 2,250,176 shares of Common Stock issued as of its year ended December 31, 1998. However, effective April 26, 1999, the Company effectuated a 4 for 1 forward split of the outstanding shares and a shareholder contributed for cancellation certain shares resulting in the Company having 9,000,000 shares outstanding prior to the acquisition of OWO and IVI. The Company completed, on June 29, 1999, the acquisition of OWO and IVI and issued to the shareholders of OWO and IVI Corporation an aggregate of 12,725,000 share of Common Stock. In connection with these acquisitions, certain shareholders contributed 6,250,000 shares for cancellation. The Company now has 15,475,000 shares of Common Stock issued and outstanding as of the date hereof.

         The Registrant proposes to become a nationwide provider of consumer Internet access, electronic commerce (e-commerce) solutions for businesses, and Internet training for businesses and individuals. The Registrant has also established the One World Online Shopping Community, which includes a broad range of retail products, educational information, 24-hour radio broadcasts, news and entertainment. The Registrant's Internet access services will be provided through a strategic network arrangement with PSINet Inc. (Nasdaq:PSIX), whose nationwide Internet backbone has approximately 888 "Points of Presence" (local telephone numbers through which subscribers can access the Internet) in approximately 284 U.S. cities covering approximately 85% of the U.S. population. The Registrant will market its products utilizing a direct marketing approach through a network of Internet marketing consultants who are compensated based on their personal sales volume, as well as the sales volume of their IMC network and customers.

         The Company is currently located in leased premises at 4778 North 300 West, Suite 200, Provo, Utah 84604, that contain approximately 7,400 square feet of office space under a three year lease commencing July 1, 1999, with an option to renew. The rent is $10,792 per month.

         The Company has approximately sixty full time employees which it expects to maintain for the near future.

         At the closing of the acquisition of OWO and IVI the sole officer and director of the registrant resigned and new management was appointed. The following table sets forth the persons who serve as the directors and executive officers of the Company and subsidiaries. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders. Officers and other employees serve at the will of the Board of Directors.

One World Online.com, Inc.
--------------------------
Name                                Age           Position

Kelly M. Thayer                     41            Chairman of the Board

Jeff Martin                         52            Director

David N. Nemelka                    34            Director, President and CEO

Paul D. Korth                       35            Secretary/Treasurer

One World Online Incorporated
-----------------------------
Wayne Holbrook                      44            Director, President

B. Ray Zoll                         52            Director, Executive Vice
                                                  President, Corporate Counsel

David N. Nemelka                    34            Director, Secretary/Treasurer

I Ventures, Inc.

David N. Nemelka                    34            Director

Jeff Martin                         52            Director, President

Joseph M. Udall                     34            Director, Secretary/Treasurer,
                                                  Corporate Counsel

Robert Wright                       40            Chief Technical Officer

Brent Lee Metcalfe                  39            Director Web Development

Lance King                          42            Director of Application
                                                  Development

Management Team

         Kelly M. Thayer, Chairman of the Board, Secretary/Treasurer and co-founder of OWO, he has eighteen year experience in managing, marketing and consulting work involving public and privately-held businesses. He was founder and CEO of Clear Image, Inc. (1980-1997) a marketing company with over 100 employees in offices in both Los Angeles and Utah. In his eighteen years with Clear Image he worked with over 200 companies and produced over 700 films and videos for companies such as Matol, Delta Airlines, Herbalife International and Tupperware. In 1995 he began a partnership with the company Net Profit as one of the first companies to market and develop web sites on the Internet.

         David N. Nemelka, CEO, Director and co-founder brings six years of marketing and finance experience with both private and public companies. He was founder and President of McKinley Capital, a successful financial consulting company from 1994 to the present. He worked in Brand Management for Proctor and Gamble (1993-1994) where he developed the marketing plan for a budgeted $20 million new product launch. Mr. Nemelka received his B.S. in business finance from Brigham Young University and his MBA from the Wharton Business School at the University of Pennsylvania.

         Jeff Martin, Director, President of IVI has a proven track record in developing and growing businesses. For the past six years he has served on the Board of Directors and as Purchasing Chairman for Corporate Express a $13 billion marketing and buying group. Prior to Corporate Express he served as President of his own company which was voted one of the ten best in their industry of over 17,000 businesses in 1990. His company was awarded the Small Business of the Year Award for the West in 1987, 1988 and 1993. He has served on the National Advisory Board Councils for companies such as 3M, McKesson Champion, and Globe International.

         Paul D. Korth, Secretary/Treasurer and Controller has significant public and private accounting experience. From March, 1998 until May 1999, he worked as a controller at Komatsu Equipment Company where he was responsible for all areas of financial reporting. Prior to working at Komatsu, he worked in public accounting with a variety of companies, both public and private. From January 1997 until March 1998 he was a Senior Accountant at Deloitte & Touche, LLP and managed all phases of audits. From September 1994 until December 1996 he worked at Price Waterhouse LLP where he was rated first in his public accounting class. Paul received his MBA, with an accounting emphasis, from Arizona State University in May of 1994 where he was on the Dean's list, and his BS, Business Management - Finance degree from Brigham Young University in August of 1989.

         Wayne Holbrook, Director, and President of OWO, has ten years experience in the network marketing industry both in the field and as an executive in a public company. From 1996 to 1998 he served as executive vice president of Global Connections where he managed the information systems, customer service, marketing and fulfillment. While at Global Connections he helped launch the Golf Connections concept and hew was instrumental in the development of the corporate Internet strategy. From 1993-1995 he was a distributor for Quorum International where he became thee top producer in Europe with a sales organization of 47,000 distributors. From 1988 to 1993 he was a distributor at National Safety Associates where he built a 35,000 person organization and reached to highest level in the compensation structure within seven months.

         B. Ray Zoll, Director, Executive Vice President and Corporate Counsel of OWO, has been a practicing attorney for the past twenty years focusing on litigation, real estate and business law. In 1997 he co-founded and served as Chairman of World Connections a successful Internet web development and e-commerce company which was sold in 1999. He has also been involved in network marketing since 1989 and has built a highly profitable network of over 15,000 distributors for NuSkin International.

         Joseph M. Udall, Director, Secretary/Treasurer, Vice President and Corporate Counsel of IVI brings significant experience working with technology companies. He has been a practicing attorney for the past six years focusing on corporate and software licensing law. From May 1998 to May 1999 he worked with Udall, Zachreson & Smith specializing on general business law and software licensing. From March 1995 to April 1998 he worked as Osborn Maledon, P.A. where he was a partner representing various technology companies in the software and Internet business. Prior to Osborn Maledon he was an associate at Meyer, Hendricks, Victor, Osborn & Maledon, P.A. from September 1993 to April 1995. Mr. Udall graduated Valedictorian, summa cum laude from the Arizona State University College of Law in 1992 and B.A. magna cum laude in Economics from Brigham Young University in 1989.

         Robert Wright, Chief Technical Officer for IVI has been involved with the Internet since its inception. His background in electronic publishing and e-commerce include projects for companies such as Novell, Corel, Word Perfect, Meckler Media and other Fortune 500 companies. He was the founding Director of New Media Development for Word Perfect's publishing division and has been a featured speaker at Internet World. He also worked at Novell including the creation and development of dynamic database publishing tools. He is the inventor of the IVY Binder, an electronic publishing and content management tool.

         Brent Lee Metcalfe, Director of Web Development for IVI bring a powerful resume of technical achievement. During his seven years working for Novell he developed the Web-based documentation user interface for key Novell products, including NetWare, Z.E.N. words and Groupwise. Brent is the founder of im@go w3 design, an Internet cousulting firm. His highly regarded technical writings include: "Forms with Function" on onets builder.com, and "Advanced JavaScript Windowing-PartOne: Self-Closing Popups" and "Advanced JavaScript Windowing-Part Two: Kiosk Popups" on developer.com.

         Upon the consummation of the Acquisition, the new Officers and Directors of the Registrant as a group (3 persons) owned as a group 16.5% of the voting securities of the Registrant not including any options.

         As a result of the Acquisition the shareholders of OWO and IVI acquired control of the Registrant. The source of consideration used by the shareholders of OWO and IVI in the Acquisition of the Registrant were the shares of common stock of OWO and IVI respectively owned or held beneficially prior to the Acquisition that were acquired by the Registrant upon consummation of the Acquisition in exchange for the same number of similar securities issued by the Registrant.

         The Registrant is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 2.  Acquisition or Disposition of Assets.

         See Item 1, above.

Item 4.  Changes in Registrant's Certifying Accountant.

         In connection with the acquisition of OWO and IVI described herein, the new Board of Directors made the decision to continue the services of the auditors for OWO and IVI as the auditors for the Registrant because they were familiar with the business of the companies acquired and therefore on July 12, 1999, the final decision was made to dismiss the Registrant's prior auditors.

         No accountant's report on the Registrant's financial statements for the past two years has contained an adverse opinion or disclaimer of opinion or has been qualified or modified as to uncertainty, audit scope, accounting principles other than a qualification as to the Registrant's ability to continue as a "going concern".


         During the Registrant's two most recent fiscal years and any subsequent interim period through July 12, 1999, there were no i) disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report, or ii) reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         Tanner & Co. of Salt Lake City, Utah was appointed as the Registrant's auditor on July 12, 1999. The Registrant did not consult its prior accountant or new accountant regarding the accounting issues described in Rule 304(a)(2) of Regulation S-K during the Registrant's two most recent fiscal years and any subsequent interim period through July 12, 1999.

Item 5.  Other Events.

         In connection with certain corporate actions approved by the Registrant's board of directors and by written consent of shareholders owning in excess of a majority of the Company's outstanding Common Stock, the following matters were accomplished on or about June 29, 1999:

                  (a) The acquisition of all the outstanding capital stock of One World Online, Incorporated, ("OWO") and I Ventures, Inc. ("IVI"), following which those two corporations became wholly-owned subsidiaries of the Company (the "Acquisition"). In connection with the Acquisition, at the closing thereof (the "Closing" or "Closing Date"), the Company accepted from certain existing shareholders 6,250,000 shares of common stock for cancellation and issued to the shareholders of OWO and IVI, an aggregate of 12,725,000 restricted shares of common stock so that the Company has 15,475,000 shares of common stock outstanding;

                  (b) An amendment to the Company's articles of incorporation to
         (1)  change  its name to One  World  Online.com,  Inc.,  (2)  authorize
         1,000,000 shares of blank check preferred stock, and (3) add a provision eliminating liability of officers and directors to shareholders for breach of fiduciary duty under Nevada law;

                  (c) The resignation of Brenda Hall as the sole officer and director of the Company along with the election of the following nominees to serve as the directors of the Company subsequent to the
         Acquisition: Kelly M. Thayer, Jeff Martin and David N. Nemelka; and

                  (d) The  adoption  of   a  1999  Stock  Option  Plan  covering
         4,000,000 shares.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

         The Registrant has determined to file reports as a small business issuer as defined in Regulation S-B for its 1997, 1998, and 1999 fiscal years and accordingly will comply with the financial statement requirements of Item 310 of Regulation S-B. Required financial statements of OWO and IVI, under Regulation S-B are attached hereto.

         (b)      Pro Forma Financial Information.

         Pro forma financial information is attached hereto.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Reorganization dated as of June 29, 1999, among Registrant, Medizone Canada Limited, a certain shareholder of Registrant and One World Online.com, Inc.

                  3(i).1   Amended Articles of Incorporation of Registrant.


                  16       Letters re change in certifying accountant.


Item 8.           Change in Fiscal Year.

         On June 29, 1999, the Registrant made the decision to change its fiscal year end from December 31st to June 30th, effective immediately. The Registrant will file a Form 10-KSB covering the transition period ending June 30, 1999.

                                                     SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 One World Online.com, Inc.



                                                 David N. Nemelka, President

Date:                       , 1999.


T83(a)form8-k.owo